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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 24, 2003



                                 USA INTERACTIVE
               (Exact name of Registrant as specified in charter)



      Delaware                          0-20570                59-2712887
(State or other jurisdiction        (Commission File          (IRS Employer
  of incorporation)                       Number)           Identification No.)



                         152 West 57th Street, New York,
                         NY 10019 (Address of principal
                          executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300


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ITEM 9.  REGULATION FD DISCLOSURE

         On February 24, 2003, the Registrant presented at the Goldman Sachs Technology Investment Symposium. A copy of the Registrant's investor presentation materials for such conference, appearing in Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            USA INTERACTIVE


                                            By: /s/  DARA KHOSROWSHAHI
                                               --------------------------
                                            Name:  Dara Khosrowshahi
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

   Date: February 24, 2003


                                  EXHIBIT INDEX

Exhibit No.        Description

99.1         Investor Presentation Materials.